UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported):
May 13, 2014

ALAMO GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1627 East Walnut
Seguin, Texas 78155
(Address of principal executive offices)
Registrant’s telephone number, including area code: (830) 379-1480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K/A amends the current report on Form 8-K of Alamo Group Inc., filed on May 14, 2014, regarding, among other things, the acquisition of the operating units of Specialized Industries LP.  The sole purpose of this amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the original filing in reliance on paragraphs (a)(4) and (b)(2), respectively, of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
1
Specialized Industries LP audited consolidated financial statements as of and for the years ended December 28, 2013 and December 29, 2012 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

2
Specialized Industries LP unaudited condensed consolidated financial statements as of March 29, 2014 and December 28, 2013 and for the three months ended March 29, 2014 and March 30, 2013 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.
1
The required pro forma financial information for the twelve months ended December 31, 2013, and as of and for the three months ended March 31, 2014, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of McGladrey LLP, Independent Accountants

99.1	Audited consolidated financial statements of Specialized Industries LP as of and for the years ended December 28, 2013 and December 29, 2012

99.2	Unaudited condensed consolidated financial statements of Specialized Industries LP as of March 29, 2014 and December 28, 2013 and for the three months ended March 29, 2014 and March 30, 2013

99.3	Unaudited pro forma financial information for the twelve months ended December 31, 2013, and as of and for the three months ended March 31, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alamo Group Inc.

Date: July 24, 2014	By:	/s/ Robert H. George
Robert H. George
Vice President - Administration

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of McGladrey LLP, Independent Accountants

99.1	Audited consolidated financial statements of Specialized Industries LP as of and for the years ended December 28, 2013 and December 29, 2012

99.2	Unaudited condensed consolidated financial statements of Specialized Industries LP as of March 29, 2014 and December 28, 2013 and for the three months ended March 29, 2014 and March 30, 2013

99.3	Unaudited pro forma financial information for the twelve months ended December 31, 2013, and as of and for the three months ended March 31, 2014